UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2017

LEGACY EDUCATION ALLIANCE, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55790	39-2079974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1612 Cape Coral Parkway East, Cape Coral, Florida	33904
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (239) 542-0643

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 31, 2017, Elite Legacy Education, Inc. (f/k/a Tigrent Group Inc.), Rich Dad Education, LLC, and Tigrent Enterprises, Inc. (collectively “LEAI Parties”), all of which are subsidiaries or affiliates of Legacy Education Alliance, Inc, (the “Company”) entered into an agreement (“Settlement Agreement”) with Cynergy Holdings, LLC, Bank of America, N.A., BA Merchant Services, LLC, BMO Harris Bank, N.A., and Moneris Solutions, Inc. (each a “Defendant” and collectively “Defendants”) to settle litigation currently pending in the Supreme Court of the State of New York, County of Queens, titled Tigrent Group Inc. et al. v. Cynergy Holdings, LLC, et al., No. 703951/2013 and the Supreme Court of the State of New York, Appellate Division, Second Department, Docket Nos. 2016-6009 and 2016-6012 in which the LEAI Parties sought, among other things, recovery of $8.3 million in reserve funds withheld from the LEAI Parties in connection with credit card processing agreements executed with, or on behalf of, Defendant credit card processing entities as well as with Process America (“PA”), a so-called “Independent Sales Organization” that places merchants with credit card processors (collectively, the “Litigation”).

Under the terms of the Settlement Agreement, the Defendants have agreed to pay the LEAI Parties the aggregate sum of Five Million Dollars ($5,000,000.00) (the “Settlement Amount”) within seven (7) business days after all parties have executed the Settlement Agreement. The LEAI Parties have agreed to dismiss the Litigation within seven (7) days after the payment of the Settlement Amount. The LEAI Parties and the Defendants have agreed to release each other from all claims that were or that could have been asserted in the Litigation. The Settlement Agreement contains no admission of wrongdoing. Finally, the Settlement Agreement reserves all claims any Party has or may have against PA or certain of its insiders.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

10.1	Settlement Agreement and Release dated October, 31, 2017 among Elite Legacy Education, Inc.; Rich Dad Education, LLC; and Tigrent Enterprises, Inc. and the other parties thereto.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGACY EDUCATION ALLIANCE, INC.
Date: November 1, 2017

	By:	/s/ Anthony C. Humpage
Name: Anthony C. Humpage
Title: Chief Executive Officer

3